UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2025

Deep Fission, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56407	87-4265302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2831 Garber Street Berkeley, California (Address of principal executive offices)	94705 (Zip Code)

Registrant’s telephone number, including area code: (707) 400-0778

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

Deep Fission, Inc., which we refer to as “Deep Fission” or the “Company”, reports that on November 17, 2025, the Company and the United States Department of Energy fully executed and delivered an Other Transaction Agreement for Reactor Authorization, effective as of November 14, 2025, which we refer to as the “Agreement”. The Agreement sets out the terms under which the Department of Energy will authorize and oversee Deep Fission’s underground nuclear reactor system test reactor deployment as part of the federal reactor authorization pilot program established under Executive Order 14301, which directs the Department of Energy to support the construction and operation of qualified test reactors outside the National Laboratory system. The Agreement, issued under the Department of Energy’s authority in the Atomic Energy Act and Executive Order 14301, governs the first phase of the program and describes the Department of Energy’s oversight responsibilities, including approving the reactor’s safety basis and granting startup authorization.

Either party may terminate the Agreement upon 30 days’ written notice, and the Department of Energy may terminate it immediately in the case of a material breach, insolvency, or other specified circumstances. If the Agreement is terminated, the Department of Energy’s authorization for reactor operations ends immediately, and Deep Fission becomes responsible for obtaining any required licensing from the Nuclear Regulatory Commission.

The foregoing description of the material terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Other Transaction Agreement for Reactor Authorization, dated November 14, 2025, between Deep Fission, Inc. and the U.S. Department of Energy.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEEP FISSION, INC.

Date: November 21, 2025	/s/ JON GORDON
Jon Gordon
General Counsel & Secretary